UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2005

American Medical Alert Corp.

(Exact name of registrant as specified in its charter)

New York	333-54992	11-2571221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3265 Lawson Boulevard, Oceanside, New York	11572
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (516) 536-5850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 27, 2005, the Board of Directors of American Medical Alert Corp. (the “Company”) appointed John S. T. Gallagher to serve as an additional director of the Company.  Mr. Gallagher was also named to serve on the Audit Committee of the Board of Directors, and was determined by the Board of Directors to qualify as an “audit committee financial expert” as defined in regulations adopted pursuant to the Sarbanes-Oxley Act of 2002.  On June 2, 2005, the Company issued a press release announcing Mr. Gallagher’s addition to the Board of Directors.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

99.1         Press release announcing the addition of Mr. John S.T. Gallagher to the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	June 2, 2005

AMERICAN MEDICAL ALERT CORP.

		By:	/s/ Richard Rallo
Name: Richard Rallo
Title: Chief Financial Officer